Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Operating expenses:
Research and development expenses, net	$ 41,385	$ 31,462	$ 22,045
Commercial activities	8,748	4,692
General and administrative expenses	12,167	12,091	11,599
Operating loss	62,300	48,245	33,644
Financial expenses	10,640	3,325	20,259
Financial income	(236)	(17,149)	(1,042)
Loss before taxes on income (tax benefit)	72,704	34,421	52,861
Taxes on income (tax benefit)		(70)	70
Net loss	72,704	34,351	52,931
Items that will be reclassified subsequently to profit or loss:
Actuarial net gain (loss) of defined benefit plans	(100)	464	(2)
Changes in the fair value of marketable securities	4	(47)	9
Total comprehensive loss	$ 72,608	$ 34,768	$ 52,938
Net loss per share:
Basic net loss per share (in Dollars per share)	$ 1.66	$ 1.17	$ 10.53
Diluted net loss per share (in Dollars per share)	$ 1.66	$ 1.69	$ 10.53